SEPARATION AGREEMENT


         This Separation Agreement ("Agreement") is made as of the 19th day of January, 1998 by and between WILLIAM F. McLAUGHLIN ("Employee") and SWEETHEART HOLDINGS INC., a Delaware corporation (together with Sweetheart Cup Company Inc., its wholly owned subsidiary, the "Company").

WHEREAS, the Employee and the Company entered into an Employment Agreement dated May 15, 1994, a copy of which is attached as Exhibit A (the "Employment Agreement"), pursuant to which the Employee was hired by the Company, elected its President and Chief Executive Officer, and granted certain benefits with respect to such position;

WHEREAS, the Company and Employee have agreed over time to additional benefits to be granted to the Employee in consideration for his continued employment and in recognition of the various undertakings and achievements by the Employee on behalf of the Company;

WHEREAS, the Company's owners have decided in their discretion to sell an equity interest in the Company to a third party (the "Transaction");

WHEREAS, as a result of the Transaction, the Employee and Company (hereafter the "Parties") have agreed to terminate the Employment Agreement and the employment relationship between the Parties; and

WHEREAS, the Parties desire to specify in a single document their respective rights and obligations relating to the employment of the Employee arising on and after the termination of Employee's employment with the Company.

NOW, THEREFORE, in recognition of the contribution to the Company by the Employee during his term as President and Chief Executive Officer and in consideration of the covenants undertaken and the releases contained in this Agreement, and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, the Parties agree as follows:

         1.  Severance  Consideration.  In full  consideration  and as  material
inducement  of  executing  the   Agreement,   subject  to  the  closing  of  the
Transaction, unless this Agreement is revoked as provided below:

         a. On the date of the closing of the Transaction (the "Closing Date"), the Company will pay to the Employee the following amounts, less legally required, or otherwise agreed to, withholding:

               (i) A separation payment in the gross amount of Five Hundred Thousand Dollars ($500,000), which payment shall be made in satisfaction of the requirements of Section 6 of the offer letter from the Company dated April 11, 1994 attached as Exhibit 1 to the Employment Agreement (the "Offer Letter");

               (ii) A payment in the gross amount of Forty Two Thousand Dollars ($42,000), as payment for unused vacation time;

               (iii) A payment of Three Hundred Eighty Five Thousand One Hundred Sixty Six Dollars and Thirty Cents ($385,166.30), which payment is in full satisfaction of the Company's obligations under the Stock Option and Purchase Plan in accordance with the provisions of letter agreement between the Parties substantially in the form attached as Exhibit B;

               (iv) A payment of Three Hundred Seventy Five Thousand Dollars ($375,000), pursuant to, and in full satisfaction of the Company's obligations under, the Special Incentive Agreement entered into by the Parties on December 9, 1996, a copy of which is attached as Exhibit C, and

               (v) A payment of Eighty Five Thousand ($85,000), which is the grossed up tax liability expected to be incurred by Employee in the sale of the Employee's Company stock as part of the Transaction.

        b. On or about the Separation Date, the Employee will notify the trustee of the Executive Retention Pay Trust of the withdrawal of funds payable to the Executive pursuant to the Executive Retention Pay Agreement (the "Retention Agreement"), a copy of which is attached as Exhibit D. The Company agrees not to raise any objection to such payment by the trustee, and at the Employee's request, to notify the trustee in writing of a waiver by the Company of its right to notice of payment to the Executive as required by the Retention Agreement.

        c. On or after the Separation Date, as defined below, Employee may exercise his rights as provided under and in accordance with the terms of the Consolidated Omnibus Budget Reconciliation Act of 1986 ("COBRA") to continue his health care coverage by making monthly payments for such coverage.

        d. The Company will,  without  duplication of any benefits  specified in
(a), (b) or (c), above, also provide Employee with such other benefits to which Employee is entitled under the terms of any applicable Company employee benefit plan, including any tax-qualified retirement plan and the Relocation Agreement dated December 19, 1997 between the Parties, a copy of which is attached as Exhibit E.

        e. Effective as of the Separation Date, the Employment Agreement is terminated and of no further force or effect in any respect.

        2. Compliance with Law. The Employee hereby acknowledges and agrees that this Agreement and the termination of his employment and all actions taken in connection therewith are in compliance with the Age Discrimination in Employment Act and the Older Workers' Benefits Protection Act and that the release set forth in this Agreement shall apply, without limitation, to any claims brought under those Acts. The Employee further expressly acknowledges and agrees that:

               a. The release given by the Employee in this Agreement is given solely in exchange for the consideration set forth in this Agreement which is in addition to anything of value to which he was already entitled to receive before entering into this Agreement;

               b. By entering into this Agreement, the Employee does not waive rights or claims that may arise under this Agreement, or which involve issues not covered by this Agreement and which arise after the date this Agreement is executed provided that any such claims involving issues not covered by this Agreement which arise after the date hereof but before the Separation Date and which are known to the Employee shall be deemed waived unless the Company receives notification from the Employee in writing of the existence of such claim on or before the Separation Date;

               c. The Employee is hereby advised in writing by this Agreement to consult with an attorney before signing this Agreement;

               d. The Employee was given a copy of this Agreement on its effective date and has twenty-one (21) days within which to consider acceptance of this Agreement by executing and returning a copy to the Corporate Secretary of the Company;

               e. The Employee also has seven (7) days following the execution of this Agreement in which to revoke the Agreement. Any revocation of the Agreement must be in writing and delivered to the Corporate Secretary of the Company during the revocation period. This Agreement will become effective and enforceable seven (7) days following execution by the Employee unless revoked as provided herein.

        3. Separation Date, Resignation. The Employee acknowledges that his last day of employment with the Company (the "Separation Date') will, unless otherwise agreed to by the Parties, be the Closing Date. On or before and effective as of the Separation Date, the Employee agrees to execute and deliver to the Company a letter of resignation from all positions held with the Company or any of its subsidiaries.

        4. Reason for Separation. The Employee's employment records will show that the Employee resigned from the Company by mutual agreement between the Parties. For the purposes of the Severance Consideration of this Agreement the Company shall be considered to have terminated the Employee's employment without cause, as that term may be used in any agreement with the Employee.

        5. Non-Admission. The Employee agrees and acknowledges that neither this Agreement nor the Company's offer to enter into this Agreement should be construed as an admission by the Company that it has acted wrongfully towards the Employee or anyone else, and that the Company expressly denies any liability to or having engaged in any wrongful acts or omissions against the Employee.

        6.     Statements Regarding the Company or Employee.

        a. Employee agrees not to make any statements in any form concerning the Company, his employment with the Company, or the termination of his employment with the Company to any person or entity if such statements are injurious or inimical to the best interests of the Company.

        b. The Company agrees not to make, and to use its best efforts to prevent any party to the Transaction from making, any statements in any form concerning the Employee, his employment with the Company, or the termination of his employment with the Company to any person or entity if such statements are injurious or inimical to the best interests of the Employee.

        7. Confidentiality. Prior to any public disclosure required by law, the Parties agree to keep the terms, conditions and fact of this Agreement completely confidential and not to disclose any information concerning this Agreement to any other person, except those employees of the Company who require such information to perform their duties and the Employee's immediate family, personal financial advisor, tax advisor and attorney.

        8. Shareholder Rights and Obligations. The terms of this Agreement shall not affect in any way any rights or obligations of the Parties with respect to the Employee's status as a shareholder of the Company or any rights or obligations arising out of the Transaction as a result of Employee's status as a shareholder of the Company.

        9.     Mutual General Releases.

        a. Except as provided above, the Employee, on behalf of himself and his heirs, executors, administrators, successors and assigns, hereby covenants not to sue and hereby fully releases, dismisses, and forever discharges the Company and its affiliated entities, as well as its and their trustees, directors, officers, agents, employees, stockholders, attorneys, insurers, representatives, predecessors, assigns, successors, transferees, and any parties to the Transaction (hereinafter collectively referred to as the "Company Released
Parties") from any and all actions, causes of action, lawsuits, claims, counterclaims, demands, debts, obligations, damages, judgments, orders, and liabilities of whatever nature, whether known or unknown, which he now owns or holds or has at any time owned or held or may in the future own or hold, arising out of or in any way connected, directly or indirectly, with his employment relationship with the Company or the termination thereof or any other occurrences, acts, or omissions or any loss, damage, or injury whatsoever, known or unknown, including, without limiting the generality of the foregoing, any claim of breach of contract, wrongful discharge, torts of any kind, any common law claims now or hereafter recognized, and any claims arising under federal, state or local laws or ordinances, including but not limited to, Title VII of the Civil Rights Act of 1964, the Age Discrimination in Employment Act of 1967, the Older Workers Benefits Protection Act, the Americans With Disabilities Act, the Civil Rights Act of 1991, the Family and Medical Leave Act, the Rehabilitation Act of 1973, the Employee Retirement Income Security Act of 1974, the Consolidated Omnibus Budget Reconciliation Act, the Worker Adjustment and Retraining Notification Act, the Occupational Safety and Health Act, and the False Claims Act which the Employee may have against any of the Company Released Parties.

        b. Except as provided above, the Company, on behalf of itself and its successors and assigns, hereby covenants and agrees, and further agrees to use its best efforts to induce any party to the Transaction, not to sue and hereby fully releases, dismisses, and forever discharges the Employee and his heirs, executors, administrators, successors and assigns (hereinafter collectively referred to as the "Employee Released Parties") from any and all actions, causes of action, lawsuits, claims, counterclaims, demands, debts, obligations, damages, judgments, orders, and liabilities of whatever nature, whether known or unknown, which they at any time in the past had, or now or at any time may in the future have, arising out of or in any way connected, directly or indirectly, with the Employee's employment relationship with the Company or the termination thereof or any other occurrences, acts, or omissions or any loss, damage, or injury whatsoever, known or unknown, including, without limiting the generality of the foregoing, any claim of breach of contract, wrongful discharge, torts of any kind, any common law claims now or hereafter recognized, which the Company or any party to the Transaction may have against any of the Employee Released Parties, and hereby affirmatively approves and ratifies all actions taken by the Employee as President and Chief Executive Officer of the Company and agrees to defend and hold Employee harmless from any claim whatsoever involving any such actions.

        10. Assistance to the Company. Employee agrees that following the Separation Date, except in the event of death or a permanent disability that prevents Employee's cooperation, Employee shall, upon reasonable notice, furnish such information and give such assistance to the Company in any matter involving Employee's former position as President and Chief Executive Officer as may reasonably be requested by the Company. The Company shall compensate Employee in an amount mutually agreed upon for such services, and reimburse the Employee for all reasonable expenses incurred while so assisting the Company. Employee is not obligated to assist in any controversy or litigation between the Company and Employee.

        11. Re-employment. The Employee agrees not to apply for, seek, or otherwise attempt to obtain employment with the Company or any of its affiliates and that the Company or any of its affiliates or successors shall be under no obligation to reemploy the Employee.

        12. Notices. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when delivered personally or mailed by certified or registered mail, return receipt requested and postage prepaid, to the recipient. Such notices, demands and other communications shall be sent to the Employee and to the Company at the addresses indicated below:

                             (a)    If to the Employee:

                                    Mr. William F. McLaughlin
                                    12333 Michaelsford Road
                                    Hunt Valley, MD  21030

                             (b) If to the Company:

                                    Sweetheart Holdings Inc.
                                    10100 Reisterstown Rd.
                                    Owings Mills, MD  21117
                                    Attention: Corporate Secretary

or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

        13. Merger of Understanding. Except as otherwise specifically provided herein, this Agreement constitutes and contains the entire agreement and understanding concerning the Employee's employment, the termination thereof and the other matters addressed herein between the parties, and supersedes and replaces all prior negotiations and all agreements proposed or otherwise, whether written or oral, concerning the subject matter hereof. This Agreement shall not be modified, altered, changed or amended in any respect unless in writing and signed by the Parties.

        14. Savings Clause. If any provision of this Agreement or the application thereof is held invalid, the invalidity will not affect other provisions or applications of this Agreement which can be given effect without the invalid provisions or applications and to this end the provisions of this Agreement are declared to be severable.

        15.    Governing Law, Arbitration.

               a. This Agreement will be deemed to have been executed and delivered within the State of Maryland, and the rights and obligations of the parties hereunder will be construed and enforced in accordance with, and governed by, the laws of the State of Maryland without regard to principles of conflict of laws.

               b. Any dispute arising under this Agreement shall be submitted to binding arbitration initiated in accordance with the rules of the American Arbitration Association in Baltimore, Maryland. The results of such proceedings shall be conclusive and shall not be subject to judicial review. The Company agrees to pay the entire cost of any arbitration or legal proceeding arising from any dispute hereunder, including the legal fees of Employee or his beneficiary, regardless of the outcome of any such proceeding, unless the arbitrators or the court hearing such proceeding determines that the Employee's or beneficiary's claim was submitted in bad faith, in which event the Company shall not pay any legal fees and expenses of the Employee or beneficiary.

        16. Execution in Counterparts. This Agreement may be executed in counterparts, and each counterpart, when executed, will have the efficacy of a signed original. Photographic copies of such signed counterparts may be used in lieu of the originals for any purpose.

        17. Waiver. The failure of either party to enforce strictly any provision of this Agreement shall not be construed as a waiver thereof or as excusing the other party from future performance.

         THE EMPLOYEE ACKNOWLEDGES AND REPRESENTS THAT HE HAS READ AND ACCEPTS AND AGREES TO THE PROVISIONS OF THIS AGREEMENT AND HAS HAD SUFFICIENT TIME AND OPPORTUNITY TO CONSULT WITH INDIVIDUALS OF THE EMPLOYEE'S OWN CHOICE, EXCEPT AS LIMITED BY THE CONFIDENTIALITY PROVISIONS OF THIS AGREEMENT. THE EMPLOYEE EXECUTES THIS AGREEMENT VOLUNTARILY WITH FULL UNDERSTANDING OF ITS CONSEQUENCES.

                                            EMPLOYEE



                                            /s/ William F. McLaughlin
                                            -------------------------
                                            William F. McLaughlin



                                            SWEETHEART HOLDINGS INC.
ATTEST:


                                            By: /s/ Burnell R. Roberts
                                                ----------------------
/s/ Daniel M. Carson                                Burnell R. Roberts
--------------------
Daniel M. Carson                                    Its Chairman
Corporate Secretary
[CORPORATE SEAL]

                                EXHIBITS OMITTED

                                 ACKNOWLEDGEMENT


I, William F. McLaughlin, hereby acknowledge that I was given twenty-one (21) days to consider the foregoing Agreement and voluntarily chose to sign the Agreement prior to the expiration of the 21-day period. I further acknowledge that the seven (7) day period for revocation of this Agreement commences on the date set forth below.

               Executed this 22nd day of January, 1998

                                            EMPLOYEE


                                            /s/ William F. McLaughlin
                                            -------------------------
                                            Name:  William F. McLaughlin

                                      - 9 -